UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

AVALO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)
540 Gaither Road, Suite 400, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AVTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2021, the board of directors (the “Board”) of Avalo Therapeutics, Inc. (the “Company”) appointed Mitchell Chan, to the Board, effective immediately, pursuant to the terms of that certain Cooperation Agreement, dated as of November 4, 2021, with Armistice Capital, LLC (“Agreement”). Mr. Chan will serve as a director until the Company’s 2022 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Mr. Chan will serve as a member and the Chair of the Audit Committee of the Board and as a member of the Compensation Committee of the Board. As previously reported, pursuant to the Agreement, Mr. Philip Gutry’s resignation from the Board became effective on the date of Mr. Chan’s appointment to the Board.

Other than the Agreement, there are no arrangements or understandings between Mr. Chan and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Mr. Chan and any of the Company’s other directors or executive officers. Mr. Chan will be eligible for Board compensation pursuant to the Company’s Non-Employee Director Compensation Plan.

There are no related party transactions between Mr. Chan and the Company, and the Board believes that Mr. Chan satisfies the independence requirements of Rule 5605(a)(2) of the Nasdaq Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 8.01    Other Events.

On December 6, 2021, the Company issued a press release announcing the appointment of Mr. Chan to the board of directors of Avalo Therapeutics, Inc., a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

99.1	Press Release, dated December 6, 2021.

104	The cover pages of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALO THERAPEUTICS, INC.

Date: December 6, 2021	By:	/s/ Schond L. Greenway
Schond L. Greenway
Chief Financial Officer

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